                                Annual Report
                                -------------

                               October 31, 2001

                                                                Brokerage

                                                                Cash

                                                                Reserves

                              President's Letter


Dear Shareholder:                                               October 31, 2001

Thank you for investing in Aetna Series Fund, Inc. We are pleased that you have continued to place your confidence in us to help you achieve your financial goals.

The atrocities of September 11th caused all Americans, and much of the rest of the world, to put aside ordinary concerns and turn their attention to issues of deeper meaning. Family, friends, fellow citizens - they have been foremost in the thoughts of so many of us, with a special place held for the victims of those heinous acts, and for the heroes who responded so selflessly to them.

On behalf of the Aetna Series Fund family, I can tell you that we too have been made more sharply aware of the blessings that sometimes get overlooked in the busy-ness of daily life. Our funds and their adviser, Aeltus Investment Management Inc., were among the fortunate not to lose members on September 11th; our people, our capabilities, and our financial strengths are undiminished. I can assure you that we are meeting President Bush's challenge to get on with our lives and our business without fear for the present, or for the future of this great nation.

Much had already happened this year in the weeks prior to September 11th. Suffice it to say that the economy was teetering towards a recession and financial markets' performance reflected that condition. But since September 11th, the markets have begun to rally, along with the nation. This is partly due to decisive action by the Federal Reserve in bringing interest rates down to their lowest levels in almost forty years, and partly to a bipartisan determination to do whatever is necessary to prosecute the war on terrorism and stimulate the economy. Credit must also be given to the fighting spirit of our nation, the market and investors collectively, that have raised their eyes from short-term troubles to focus on the undiminished promise of the future. Their confidence in that future has begun to be reflected in a rebound in the market, which is early evidence of a stabilization of economic activity.

We share that confidence in the future. And again, we are especially thankful that you have chosen us to help you to participate in and benefit from the promise of the years ahead. We are dedicated to the challenge of managing your assets, in a prudent and disciplined manner, through the current turbulence and into that bright future.


Sincerely,

/s/ J. Scott Fox
J. Scott Fox
President

Aetna Series Fund, Inc.


A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 2. Read the prospectus carefully before investing.

Table of Contents
President's Letter.....................................................  i
Brokerage Cash Reserves:
Investment Review......................................................  1
Portfolio of Investments...............................................  4
Statement of Assets and Liabilities....................................  6
Statement of Operations................................................  7
Statements of Changes in Net Assets....................................  8
Notes to Financial Statements..........................................  9
Financial Highlights................................................... 12
Independent Auditors' Report........................................... 13

                          Brokerage Cash Reserves
                                Growth of $10,000


                   -----------------------------------------
                                  Brokerage      Money
                                    Cash         Fund
                                  Reserves       Report
                   -----------------------------------------
                    09/01/99       10,000       10,000
                    10/31/99       10,070       10,077
                                   10,198       10,202
                                   10,330       10,336
                                   10,476       10,482
                    10/31/00       10,629       10,636
                                   10,782       10,790
                                   10,908       10,918
                                   11,005       11,016
                    10/31/01       11,079       11,098

    Brokerage Cash Reserves      Money Fund Report Averages/All Taxable Index**


                  ------------------------------------------
                         Average Annual Total Returns
                    for the Period ended October 31, 2001*
                  ------------------------------------------
                     1 Year       Inception Date (9/7/99)
                  ------------------------------------------
                     4.24%                 4.88%
                  ------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

**Effective November 2000, the benchmark of the fund, iMoneyNet All Taxable Average Index, changed its name to Money Fund Report Averages/All Taxable.

                            Brokerage Cash Reserves

How did the Fund perform during the period?

Brokerage Cash Reserves shares generated a 4.24% total return, net of fund expenses, for the year ended October 31, 2001. The benchmark, Money Fund Report Averages/All Taxable Index(a), returned 4.34% for the same period. As of October 31, 2001, the Fund reported a 7-day yield of 2.11% with an average weighted maturity of 66 days.

What economic or financial market conditions impacted the Fund?

The past twelve months have been marked by a slowing economy and an aggressively accommodative Federal Reserve (the "Fed"). After an unprecedented period of robust growth that continued through the middle of 2000, the economy has steadily deteriorated, led by weakness in manufacturing, business investment, and corporate profits, as well as declining equity markets. Fears of recession prevailed prior to September 11th, and subsequently we have seen lower levels of consumer confidence and soaring unemployment claims. The economy shrank at a 0.47% annual pace in the third quarter, and the unemployment rate had its biggest one-month jump in more than twenty years in October from 4.9% to 5.4%. Therefore, it is highly likely that the economy will contract again in the fourth quarter.

The Fed has responded aggressively to the deteriorating economy. They have lowered the overnight rate nine times this year from 6.5% to a forty-year low of 2.5%, resulting in reduced yields for the money market funds, and the market is expecting continued easing. Given the absence of inflationary pressures, the Fed has the latitude to ease as much as neces-

                                                      See Definition of Terms. 1
sary to reinvigorate the economy. Expectations of continued Fed easing have resulted in an inverted yield curve in the one- to six-month sector throughout most of the year.

Spreads were tight for most of the year as intermediate-term investors lingered in the short end of the curve. Commercial paper supplies were light as industrial issuers exited the paper market. The remaining issuers concentrated in the seven- to thirty-day maturity area in an attempt to avoid locking in higher rates by writing paper that matured prior to each anticipated Fed easing date. These conditions made it difficult for money market investors to extend duration at reasonably priced levels.

What investments influenced the Fund's performance over the past twelve months?

Good performance for Brokerage Cash Reserves this year is the result of our consistent overweighting in asset-backed notes and a strong weighting of floating rate instruments. A pronounced increase in the Fund's weighted average maturity also contributed to performance by delaying the impact of Federal Open Market Committee easings. Although Brokerage Cash Reserves benefited from this strategy, results were negatively impacted by adverse security selection within the Electric Utility sector earlier in the year. Early in the year the Fund had exposure to Pacific Gas & Electric that was sold at a loss.

What is your outlook going forward?

We expect to see more easing from the Fed during the fourth quarter, as we believe that the economic slowdown, or likely recession, could be severe. We would expect to maintain an overweighting in asset-backed notes in order to enhance yield and preserve credit rating stability. We expect to keep our weighted average neutral, given the low level of rates. We also expect the yield curve to flatten as the expectations for further easings diminish.


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quality Ratings*

Tier 1                           100.0%
Tier 2                              --

Maturity Distribution

  1 - 30 days                      31.0%
 31 - 60 days                      9.0%
 61 - 90 days                      4.5%
 91 - 120 days                     3.9%
121 - 180 days                    11.4%
181 - 397 days                    40.2%

*Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security. Tier 2 securities are securities that have received the requisite rating in one of the two highest categories, but are not Tier 1. Split rated securities are securities in which two or more major ratings agencies, such as Standard & Poor's and Moody's Investor Service, assign a different rating to the same security. At October 31, 2001, the Fund had 19.1% in split rated Tier 1 securities.

The opinions expressed reflect those of the portfolio manager only through October 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

2 See Definition of Terms.

Definition Of Terms

(a) The Money Fund Report Averages/All Taxable Index (formerly the iMoney Net All Taxable Average Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.


The unmanaged index described above is not available for individual direct investment.

Brokerage Cash Reserves
Portfolio of Investments - October 31, 2001
--------------------------------------------------------------------------------

                                                    Principal
                                                     Amount            Value
                                                 --------------     ------------
ASSET-BACKED SECURITIES (57.7%)
Americredit Auto Receivables Trust
 2001-1 Class A-1, 3.50%, 09/12/02............   $ 11,000,000       $ 11,000,000
Americredit Auto Receivables Trust
 2001-1 Class A-1, 3.76%, 08/06/02............      4,076,807          4,076,807
Americredit Auto Receivables Trust
 2001-1 Class A-1, 4.81%, 05/06/02............      1,467,520          1,467,520
Bishops Gate Residential Mortgage
 Trust 2001-1A Class, 2.76%, 03/20/02
 ++...........................................     13,000,000         13,000,000
BMW Vehicle Owner Trust 2001-A Class
 A1, 3.99%, 05/25/02..........................      1,813,433          1,813,433
Caterpillar Financial Asset Trust
 2001-A Class A1, 3.74%, 07/25/02.............      6,538,996          6,538,996
Chase Manhattan Auto Owner Trust
 2001-A Class A1, 3.66%, 08/15/02.............      6,744,018          6,744,018
Chevy Chase Auto Receivables Trust
 2001-2 Class A, 2.77%, 09/16/02..............      8,656,559          8,656,559
CIT Equipment Collateral Owner Trust
 2001-A, 3.48%, 09/20/02......................     11,835,554         11,835,554
DVI Receivables XIV LLC 2001-1 Class
 A-1, 4.28%, 05/13/02.........................      3,812,770          3,812,770
Ford Credit Auto Owner Trust 2001-C
 Class A-2, 3.46%, 05/15/02...................      6,519,364          6,519,364
Ford Credit Auto Owner Trust 2001-D
 Class A-2, 2.58%, 06/15/02...................      6,504,189          6,504,189
Ford Credit Auto Owner Trust 2001-E
 Class A-2, 3.95%, 01/15/02...................         44,769             44,769
Holmes Financing Plc Series 5 Class A1
 Fltg Rate B, Zero Coupon, 10/15/02...........      8,350,000          8,350,000
Household Automotive Trust 2001-1
 Class A-1, 4.99%, 03/18/02...................      1,049,443          1,049,393
Household Automotive Trust 2001-2
 Class A-1, 3.74%, 07/17/02...................      6,552,369          6,552,369
Hyundai Auto Receivables Trust 2001-A
 Class A1, 3.53%, 08/15/02 ++.................      7,859,949          7,859,949
Ikon Receivables LLC 2001-1 Class A-1,
 3.73%, 07/15/02..............................      8,583,640          8,583,640
Isuzu Auto Owner Trust 2001-1 Class
 A1, 4.27%, 05/20/02..........................      2,683,455          2,683,455
Jefferson Smurfit Finance Co.,
 2.40%, 12/04/01..............................      9,000,000          8,980,200
Jefferson Smurfit Finance Co.,
 2.50%, 11/07/01..............................      5,000,000          4,997,917
Long Lane Master Trust IV Series A,
 2.65%, 11/01/01 ++...........................      5,000,000          5,000,000
MLMI Resecuritization P/T Cert Series
 2000-WM2, 4.49%, 11/27/01....................      5,159,256          5,159,256
MLMI Resecuritization P/T Cert Series
 2000-WM2, 6.68%, 11/27/01....................      5,383,981          5,383,981
MMCA Auto Owner Trust 2001-2 Class A1,
 3.90%, 07/15/02..............................      8,827,622          8,827,622
MMCA Auto Owner Trust 2001-3 Class A1,
 2.47%, 10/15/02..............................     10,000,000         10,000,000
Navistar Financial Corp. Owner Trust
 2001-A, 4.29%, 05/15/02......................      1,827,953          1,827,953
Navistar Financial Corp. Owner Trust
 2001-B, 2.44%, 09/15/02......................   $  7,000,000       $  7,000,000
Nissan Auto Receivables Owner Trust
 2001-B Class A-1, 4.74%, 05/15/02............      2,069,414          2,069,414
Nissan Auto Receivables Owner Trust
 2001-C Class A-1, 3.45%, 09/16/02............      6,348,901          6,348,901
Onyx Acceptance Owner Trust 2001-B
 Class A-1, 2.37%, 10/15/02...................      6,500,000          6,500,000
Onyx Acceptance Owner Trust 2001-D
 Class A-1, 4.03%, 05/15/02...................      1,564,360          1,564,360
Racers Trust 2000-7-MM Class A-3,
 2.37%, 05/30/02 ++...........................     10,000,000         10,000,000
Racers Trust 2000-8-MM Class A-3,
 2.65%, 04/01/02 ++...........................      5,000,000          5,000,000
Syndicated Loan Funding Trust Series
 2001-3, 2.63%, 04/12/02 ++...................     12,000,000         12,000,000
WFS Financial Owner Trust 2001-B Class
 A1, 3.64%, 06/20/02..........................     11,000,000         11,000,000
WFS Financial Owner Trust 2001-C Class
 A1, 4.03%, 03/20/02..........................      2,037,685          2,037,685
                                                                    ------------
Total Asset-Backed Securities                                        230,790,074
                                                                    ------------

CERTIFICATES OF DEPOSIT - FOREIGN (1.2%)
Svenska Handelsbanken, Inc.,
 4.22%, 05/17/02..............................      5,000,000          5,003,641
                                                                    ------------
Total Certificates of Deposit -...............
 Foreign                                                               5,003,641
                                                                    ------------

COMMERCIAL PAPER - DOMESTIC (13.9%)
American Express Credit Corp.,
 2.23%, 04/16/02..............................      9,500,000          9,402,314
American Home Products Corp. 4-2,
 2.70%, 11/01/01 ++...........................     11,000,000         11,000,000
Countrywide Home Loans Inc.,
 2.70%, 11/01/01 ++...........................      1,363,000          1,363,000
International Lease Finance Corp.,
 5.90%, 04/15/02..............................      4,050,000          4,079,071
Koch Industries Inc., 2.63%, 11/01/01
 ++...........................................     13,060,000         13,060,000
Lehman Brothers Holdings Inc. Series
 F, 2.49%, 11/23/01...........................      6,000,000          5,999,965
Textron Financial Corp., 2.66%,
 03/18/02.....................................      3,500,000          3,502,320
Variable Funding Capital Corp.,
 2.49%, 04/12/02 ++...........................      7,000,000          7,000,000
                                                                    ------------
Total Commercial Paper - Domestic.............                        55,406,670
                                                                    ------------
COMMERCIAL PAPER - FOREIGN (9.6%)
Svenska Handelsbanken, Inc.,
 2.27%, 02/11/02..............................      7,000,000          6,954,978
Tyco International Group SA 4(2),
 2.70%, 11/01/01..............................     16,488,000         16,488,000
Vodafone AirTouch Plc, 3.31%, 12/19/01
 ++...........................................     15,000,000         15,002,405
                                                                    ------------
Total Commercial Paper - Foreign                                      38,445,383
                                                                    ------------

4  See Notes to Portfolio of Investments.

Brokerage Cash Reserves
Portfolio of Investments - October 31, 2001
--------------------------------------------------------------------------------

                                                   Principal
                                                    Amount             Value
                                                --------------     -------------
AGENCY OBLIGATIONS (7.3%)
Federal Home Loan Mortgage Corp.,
 2.17%, 02/27/02.............................   $  9,500,000       $  9,432,429
Federal National Mortgage Assoc.,
 2.20%, 03/14/02.............................     20,000,000         19,837,444
                                                                   ------------
Total Agency Obligations.....................                        29,269,873
                                                                   ------------
MEDIUM-TERM NOTES - DOMESTIC (11.0%)
American Honda Finance Corp.,
 2.43%, 01/16/02 ++..........................     15,000,000         14,999,688
Countrywide Home Loans Inc.,
 2.75%, 03/22/02.............................      5,000,000          5,002,001
Countrywide Home Loans Series I,
 3.78%, 02/01/02.............................     10,000,000         10,004,654
General Electric Capital Corp. Series
 A, 5.50%, 04/15/02..........................      4,500,000          4,516,711
General Electric Capital Corp. Series
 A, 7.00%, 03/01/02..........................      6,255,000          6,328,934
Lehman Brothers Holdings Inc. Series
 F, 2.49%, 11/23/01..........................      3,000,000          2,999,991
                                                                   ------------
Total Medium-Term Notes - Domestic...........                        43,851,979
                                                                   ------------
U.S. TREASURY OBLIGATIONS (3.0%)
U.S. Treasury Inflation Index,
 4.02%, 07/15/02.............................     11,637,150         11,846,255
                                                                   ------------
Total U.s. Treasury Obligations..............                        11,846,255
                                                                   ------------
Total Investments
 (COST $414,613,875)(A)......................                       414,613,875
Other Assets Less Liabilities................                       (14,738,764)
                                                                   ------------
Total Net Assets.............................                      $399,875,111
                                                                   ------------


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains or losses as of October 31, 2001.

++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

Portfolio breakdown by Industry Sector as a percent of Total
Investments:
Auto Finance...........................................................    21.1%
Banks..................................................................     4.6%
Collateralized Loan Obligations........................................     6.5%
Drugs .................................................................     2.7%
Finance - Brokers......................................................     2.2%
Finance - Credit Cards.................................................     2.3%
Finance - Diversified..................................................    10.6%
Finance - Equipment....................................................     7.5%
Finance - Leasing......................................................     1.0%
Government Issuers.....................................................     9.9%
Insurance..............................................................    11.8%
Mortgage and Trade Receivables.........................................    16.2%
Telecommunications.....................................................     3.6%
                                                                          -----
Total..................................................................   100.0%
                                                                          =====

                                        See Notes to Financial Statements.     5

Brokerage Cash Reserves
Statement of Assets and Liabilities
October 31, 2001
--------------------------------------------------------------------------------

Assets:
Investments, at value ............................................................................      $414,613,875
Cash .............................................................................................             1,402
Receivable for:
 Dividends and interest ..........................................................................           941,327
 Reimbursement from Investment Adviser ...........................................................            32,078
                                                                                                        ------------
     Total assets ................................................................................       415,588,682
                                                                                                        ------------
Liabilities:
Payable for:
 Investments purchased............................................................................        15,350,000
 Investment advisory fees.........................................................................            68,599
 Administrative service fees......................................................................            34,299
 Distribution and shareholder service fees........................................................           222,946
 Custodian fees...................................................................................             4,204
Other liabilities.................................................................................            33,523
                                                                                                        ------------
     Total liabilities ...........................................................................        15,713,571
                                                                                                        ------------
      NET ASSETS .................................................................................      $399,875,111
                                                                                                        ============
Net assets represented by:
Paid-in capital ..................................................................................      $401,073,301
Undistributed net investment income ..............................................................            83,647
Accumulated realized loss on investments .........................................................        (1,281,837)
                                                                                                        ------------
      NET ASSETS .................................................................................      $399,875,111
                                                                                                        ============
Capital Shares, $.001 par value:
Outstanding ......................................................................................       401,073,301
Net Assets .......................................................................................      $399,875,111
Net asset value, offering and redemption price per share (net assets divided by shares
 outstanding) ....................................................................................      $       1.00

Cost of investments ..............................................................................      $414,613,875

6  See Notes to Financial Statements.

Brokerage Cash Reserves
Statement Of Operations
Year Ended October 31, 2001
--------------------------------------------------------------------------------

Investment Income:
Interest ....................................................    $19,059,109
                                                                 -----------
     Total investment income ................................     19,059,109
                                                                 -----------
Investment Expenses:
Investment advisory fees ....................................        750,023
Administrative services fees ................................        375,011
Distribution plan and shareholder services fees .............      2,437,574
Printing and postage fees ...................................         43,311
Custody fees ................................................         13,011
Transfer agent fees .........................................        192,335
Audit and tax fees ..........................................         18,931
Directors' fees .............................................         10,727
Registration fees ...........................................         21,411
Miscellaneous expenses ......................................         31,568
                                                                 -----------
Expenses before reimbursement and waiver from Investment
 Adviser.....................................................      3,893,902
Expense reimbursement and waiver from Investment Adviser ....       (368,858)
                                                                 -----------
     Net investment expenses ................................      3,525,044
                                                                 -----------
Net investment income .......................................     15,534,065
                                                                 -----------
Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
 Investments ................................................       (888,677)
                                                                 -----------
     Net realized loss on investments .......................       (888,677)
                                                                 -----------
Net increase in net assets resulting from operations ........    $14,645,388
                                                                 ===========

                                           See Notes to Financial Statements.  7

Brokerage Cash Reserves
Statements Of Changes In Net Assets
--------------------------------------------------------------------------------

                                              Year Ended        Year Ended
                                           October 31, 2001  October 31, 2000
                                           ----------------  ----------------
From Operations:
Net investment income ...................   $  15,534,065      $  17,264,828
Net realized loss on investments.........        (888,677)          (393,160)
                                            -------------      -------------
 Net increase in net assets resulting
 from operations.........................      14,645,388         16,871,668
                                            -------------      -------------
Distributions To Shareholders:
 From net investment income..............     (15,486,017)       (17,229,229)
                                            -------------      -------------
 Decrease in net assets from
 distributions to shareholders...........     (15,486,017)       (17,229,229)
                                            -------------      -------------
From Fund Share Transactions:
 Proceeds from shares sold...............     276,945,746        250,504,678
 Net asset value of shares issued upon
  reinvestment of distributions..........      15,486,530         17,230,481
 Payments for shares redeemed............    (206,652,682)      (230,052,872)
                                            -------------      -------------
 Net increase in net assets from fund
 share transactions......................      85,779,594         37,682,287
                                            -------------      -------------
Net change in net assets.................      84,938,965         37,324,726
Net Assets:
Beginning of period......................     314,936,146        277,611,420
                                            -------------      -------------
End of period............................   $ 399,875,111      $ 314,936,146
                                            =============      =============
End of period net assets includes
 undistributed net investment income.....   $      83,647      $      35,599
                                            =============      =============
Share Transactions:
 Number of shares sold...................     276,945,746        250,504,678
 Number of shares issued upon
  reinvestment of distributions..........      15,486,530         17,230,481
 Number of shares redeemed...............    (206,652,682)      (230,052,872)
                                            -------------      -------------
 Net increase............................      85,779,594         37,682,287
                                            =============      =============

8  See Notes to Financial Statements.

Brokerage Cash Reserves
Notes To Financial Statements
October 31, 2001
--------------------------------------------------------------------------------

1. Organization

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers Brokerage Cash Reserves (Fund). Shares in the Fund were first made available to the public on September 7, 1999. The Fund seeks to provide high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments.

On December 13, 2000, Aetna Inc. (Aetna), the indirect parent company of Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Funds, and Aeltus Capital, Inc. (ACI), each Funds principal underwriter, sold certain of its financial services and international businesses, including Aeltus and ACI, to ING. Aeltus and ACI are indirect wholly owned subsidiaries of ING. ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries.

2. Summary Of Significant Accounting Policies

The accompanying financial statements of the Fund have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. Valuation Of Investments

The Fund, as permitted by Rule 2a-7 under the Act, carries all investments at amortized cost, which approximates market value.

B. Illiquid And Restricted Securities

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. The Fund may invest up to 10% of its net assets in illiquid securities. The Fund will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

C. Federal Income Taxes

The Fund intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, the Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, the Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

Brokerage Cash Reserves
Notes To Financial Statements (Continued)
October 31, 2001
--------------------------------------------------------------------------------

D. Distributions

Distributions are recorded on the ex-dividend date. Distributions of realized gains, if any, from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

E. Other

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security.

3. Investment Advisory, Shareholder Services and Distribution Fees

The Fund pays Aeltus an investment advisory fee at an annual rate of 0.20% of its average daily net assets.

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. The Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

The Company has adopted a Shareholder Services Plan for the Fund. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.15% of the average daily net assets of the Fund. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act. The Distribution Plan provides for payments to ACI at an annual rate of 0.50% of the average daily net assets.

4. Reimbursement and Waiver from Investment Adviser

Aeltus is contractually obligated through December 31, 2001 to reimburse the Fund for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase the Fund's yield and total return. Actual expenses for the period ended October 31, 2001 were at contractual limits. Actual expense ratios are included in the Financial Highlights.

5. Authorized Capital Shares

The Company is authorized to issue a total of 16 billion shares. Of those 16 billion shares, 1 billion shares have been designated to the Fund.

6. Capital Loss Carryforwards

It is the policy of this Fund to reduce future distributions of realized gains to shareholders to the extent of capital loss carryforwards. Such capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. As of October 31, 2001, the following capital loss carryforwards had been incurred:

                               Total Capital Loss        Year of Expiration
                                  Carryforward          2008           2009
                               ------------------  --------------  ------------
       Brokerage Cash Reserves     $1,281,837        $393,160         $888,677

--------------------------------------------------------------------------------

7. New Accounting Pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes had no material impact on the Fund's net asset value.

Financial Highlights
Brokerage Cash Reserves
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                                                                 Period From
                                                                                                              September 7, 1999
                                                                                   Year Ended   Year Ended      (Commencement
                                                                                   October 31,  October 31,     of Operations)
                                                                                      2001         2000      to October 31, 1999
                                                                                   -----------  -----------  -------------------
Net asset value, beginning of period............................................   $    1.00       $   1.00         $   1.00
                                                                                   ---------       --------         --------
Income From Investment Operations:
 Net investment income .........................................................        0.04           0.05             0.01+
                                                                                   ---------       --------         --------
   Total income from investment operations .....................................        0.04           0.05             0.01
                                                                                   ---------       --------         --------
Less Distributions:
 From net investment income ....................................................       (0.04)         (0.05)           (0.01)
                                                                                   ---------       --------         --------
   Total distributions .........................................................       (0.04)         (0.05)           (0.01)
                                                                                   ---------       --------         --------
Net asset value, end of period..................................................   $    1.00       $   1.00         $   1.00
                                                                                   =========       ========         ========

Total return ...................................................................        4.24%          5.56%            0.70%
Net assets, end of period (000's)...............................................   $ 399,875       $314,936         $277,611
Ratio of net investment
 expenses to average net assets.................................................        0.94%          0.95%            0.95%(1)

Ratio of net investment income to average net assets ...........................        4.14%          5.45%            4.62%(1)
Ratio of expenses before reimbursement and waiver to average net assets ........        1.04%          1.03%            1.22%(1)

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

12  See Notes to Financial Statements.

                         Independent Auditors' Report

The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Brokerage Cash Reserves, a series of Aetna Series Fund, Inc. (the Fund), including the portfolio of investments as of October 31, 2001, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for the each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brokerage Cash Reserves as of October 31, 2001, the results of its operations, changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

Hartford, Connecticut
December 7, 2001                   KPMG LLP

Aetna Mutual Funds
10 State House Square
Hartford, CT 06103-3602